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                                  The Strong

                                          V A L U E

                                            Fund

                      Semi-Annual Report . June 30, 2000

                           Letter from the Chairman

Dear Strong Investor,

The United States' economic miracle continues to set records for longevity. Today, we enjoy a near-perfect economy. How in the world did we get here?

In the days of our grandparents and great-grandparents, the railroad helped drive the Industrial Revolution. Nearly every aspect of the Industrial Revolution directly impacted and improved people's lives. Today, the technological revolution is similarly impacting our lives. We feel its presence every time we dial a cell phone, pull out a PalmPilot, boot up a computer, and punch "play" on the CD player in the dashboard of our computer-programmed cars. Technology is our constant companion.

Aside from those tangible ways in which we employ technology each and every day, ongoing technological developments affect us in another, less obvious way. The technology revolution is enhancing worker productivity, enabling the economy to grow faster than ever before without the drag of inflation. This allows real wages to rise faster than in previous periods of expansion, raising nearly everyone's standard of living.

The phenomenal economic growth and wealth creation that we have experienced has powered the financial markets to ever-higher levels in recent years. As long as this favorable economic environment prevails--and assuming that there isn't a negative policy change or an economic "accident" to derail it--our economy should continue to expand. Hopefully, the financial markets will continue to reflect that.

Despite the good times, we should never forget that the financial markets are in control and that they are a discounting mechanism, continually peering into the future. In fact, many experienced investors believe that certain sectors of the financial markets are currently priced to perfection and any little hiccup could cause a significant correction.

The U.S. Federal Reserve Board has increased interest rates six times during the last 18 months in an attempt to slow the economy. Many central banks around the world have been making a concerted effort to slow their economies. If one or more of these economies should slow, it may be reflected in the tone of our economy and financial markets as well. If that happens, 2000 could be the first time in many years that investors earn a negative return on their stock investments. It will be a new--and unpleasant--experience for investors who know only the unbridled bull markets of the 1990s.

Financial markets are cyclical. A market correction, though painful, is as natural as breathing. Financial volatility can significantly derail an investment program, especially if that program is not carefully planned. At Strong, we pride ourselves on helping our investors invest wisely and with purpose. We advise you to establish a clear set of goals, a plan to reach them, and a program of constant monitoring to make certain you are heading in the right direction.

                                                           /s/ Dick

                                  The Strong

                                    Value

                                     Fund

                                   --------

                      SEMI-ANNUAL REPORT . JUNE 30, 2000

                               Table of Contents

Investment Review
The Strong Value Fund.............................................  2

Financial Information
    Schedule of Investments in Securities.........................  4
    Statement of Assets and Liabilities...........................  6
    Statement of Operations.......................................  7
    Statements of Changes in Net Assets...........................  8
    Notes to Financial Statements.................................  9

Financial Highlights.............................................. 12

                             THE STRONG VALUE FUND

Fund Highlights

 .    The Strong Value Fund gained 5.44% over the six months ended June 30, 2000, outperforming the S&P 500 Stock Index, which returned -0.42%./1/, *

 .    The first half of the year was marked by increased volatility and negative performance among most equity indexes.

 .    We continued to hold financial and healthcare stocks. We also continued to avoid deep cyclical, commodity-linked companies and sold the Fund's automotive holdings.

-------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                               TOTAL RETURNS/1/

                                 As of 6-30-00

            1-year               -1.29%

            3-year               10.05%

            Since Inception      13.26%
              (on 12-29-95)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------


                                 FIVE LARGEST
                                STOCK HOLDINGS

                                 As of 6-30-00

            Security                        % of Net Assets

            Kinder Morgan, Inc.                        5.0%

            American International
            Group, Inc.                                4.5%

            Vornado Realty Trust                       4.2%

            Convergys Corporation                      3.8%

            Berkshire Hathaway, Inc. Class B           3.6%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Perspectives from the Manager

/s/ Laura J. Sloate
Laura J. Sloate
Portfolio Manager

--------------------------------------------------------------------------------

Market fears of rising interest rates affected consumer spending, with retail sales and housing both reporting slowing trends. We believe this decline reflects not only the early effects of increased borrowing costs, but also the impact on the consumer of the decline in value of their equity portfolios--in other words, the wealth effect in reverse.

Financial stocks and new economy service stocks turned in the best performance over the six months through June. Among financials, AIG International and Mellon Financial Corp., positions we added to over the period, were leaders.

Convergys and First Data were likewise positive standouts. Both companies stand to benefit from the macro trends driving the Internet and the new economy. Two hybrid energy/telecom names that performed strongly were Enron and Montana Power. We chose to hold these four stocks during the period. Although we were disappointed in AT&T's performance in the quarter, we increased our position after the share price declined, as we believe that the company is highly undervalued.

We anticipate a slowing in the pace of corporate earnings growth, as the Federal Reserve's interest-rate hikes begin to bite, and as the shortening of the materials supply chain is more quickly reflected in corporate earnings. The most recent economic data

                            ----------------------
                             we will take advantage of
                       the markets' increased volatility by
                         making opportunistic purchases of
                        fundamentally sound companies that
                         decline excessively on emotional
                                     selling.
                            ----------------------

--------------------------------------------------------------------------------

/1/ Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change and is not annualized.

indicate a slowing in the economy, suggesting to us that the Fed is finished--or very nearly so--raising rates in this cycle. However, with both presidential candidates proposing tax cuts, we do not expect the Fed to cut rates until after the election, at the earliest. At that point, the new administration, the new composition of Congress, and probable economic policies will be more clear.

Although we understand and believe in the benefits that the new explosion in technology will bring to both business and the consumer, in general the companies that are emerging as winners have stock prices that reflect exceedingly high expectations. We would consider purchasing select leading new economy companies if their valuations were to decline to the point that, under our rigorous research disciplines, they were to appear attractive.

As always, we will seek out investments in undervalued companies that have a catalyst for positive change in place. Furthermore, we will take advantage of the markets' increased volatility by making opportunistic purchases of fundamentally sound companies that decline excessively on emotional selling. Some opportunistic purchases during the period include WorldCom and Immunex, and we are currently monitoring several more potential opportunities.

We thank you for your support and appreciate your trust in the Strong Value
Fund.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-29-95 to 6-30-00

                                    [GRAPH]

                The Strong Value Fund     S&P 500 Stock Index*    Lipper Multi-Cap Value Funds Index*
Dec 95                $10,000                   $10,000                        $10,000
Jun 96                $11,072                   $11,009                        $10,844
Dec 96                $11,681                   $12,295                        $12,099
Jun 97                $13,140                   $14,829                        $13,960
Dec 97                $14,710                   $16,398                        $15,354
Jun 98                $16,452                   $19,302                        $16,806
Dec 98                $16,941                   $21,084                        $16,356
Jun 99                $17,741                   $23,695                        $18,421
Dec 99                $16,609                   $25,521                        $17,328
Jun 00                $17,512                   $25,413                        $17,195

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Your Fund's Approach

The Strong Value Fund seeks capital growth. The manager follows a four-step investment discipline. First, the manager identifies trends or events that may serve as catalysts to increase the value of a company or group of companies. The catalyst could be a management change, corporate restructuring, a cyclical upturn in an industry, or a new industry trend. Second, the manager looks for large- and medium- capitalization companies with strong balance sheets, experienced management, and competitive positions. Third, the manager looks for companies that are inexpensive relative to one or more valuation measures, such as earnings, cash flow, or asset value. The fourth step is to take a disciplined approach to selling stocks. If a stock's price declines 15% from its average cost and the outlook for the company has deteriorated, the manager will sell the position.

--------------------------------------------------------------------------------

Market Highlights

 .    The Federal Reserve's rate hikes started to show their impact in economic data, especially consumer-spending figures, and in investors' concerns over lower corporate profitability.

 .    The new economy model, with its disregard for profitability, soared early in the year but came to a crashing halt in the second quarter. Investors began to separate viable business models from those apparently rooted in theory.

 .    Increased volatility seen in the equity markets appears likely to continue, spurred by the free and instantaneous flow of information, heightened scrutiny of each data point, and the ability to execute trades with a mouse click.

SCHEDULE OF INVESTMENTS IN SECURITIES                 June 30,  2000 (Unaudited)
--------------------------------------------------------------------------------

                               STRONG VALUE FUND

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 97.3%
Aerospace - Defense 2.2%
Lockheed Martin Corporation                           44,300        $1,099,194

Aerospace - Defense Equipment 1.2%
United Technologies Corporation                       10,400           612,300

Agricultural Operations 0.5%
Delta Dollar Pine Company, Ltd.                       10,000           250,625

Banks - Money Center 3.5%
Citigroup, Inc.                                       28,800         1,735,200

Banks - Super Regional 2.5%
Mellon Financial Corporation                          34,400         1,253,450

Computer - Manufacturers 0.0%
Palm, Inc. (b)                                           200             6,675

Computer - Services 4.1%
Convergys Corporation (b)                             36,800         1,909,000
Unisys Corporation (b)                                10,800           157,275
                                                                    ----------
                                                                     2,066,275

Diversified Operations 3.4%
Minnesota Mining & Manufacturing Company              10,600           874,500
Pharmacia Corporation                                 15,500           801,156
                                                                    ----------
                                                                     1,675,656

Electrical - Equipment 2.2%
General Electric Company                              21,000         1,113,000

Finance - Consumer/Commercial Loans 3.1%
Associates First Capital Corporation                  69,648         1,554,021

Finance - Equity REIT 5.5%
Plum Creek Timber Company, Inc.                       25,700           668,200
Vornado Realty Trust                                  60,300         2,095,425
                                                                    ----------
                                                                     2,763,625

Finance - Investment Management 3.6%
Berkshire Hathaway,  Inc. Class B (b)                  1,036         1,823,360

Finance - Mortgage & Related Services 0.8%
Countrywide Credit Industries, Inc.                   12,500           378,906

Financial Services - Miscellaneous 1.8%
CheckFree Holdings Corporation (b)                     1,500            77,344
First Data Corporation                                16,400           813,850
                                                                    ----------
                                                                       891,194

Household - Audio/Video 0.6%
Sony Corporation Sponsored ADR                         3,000           282,938

Insurance - Property/Casualty/Title 6.1%
American International Group, Inc.                    19,033         2,236,378
MBIA, Inc.                                            17,400           838,463
                                                                    ----------
                                                                     3,074,841

Internet - Internet Service Provider/Content 1.2%
America Online, Inc. (b)                              10,200           538,050
Vicinity Corporation (b)                               2,100            41,213
                                                                    ----------
                                                                       579,263

Internet - Software 1.0%
Phone.com, Inc. (b)                                    7,500           488,438

Leisure - Services 3.5%
The Walt Disney Company                               45,400         1,762,088

Media - Cable TV 0.9%
Cox Communications, Inc. Class A (b)                   9,400           428,288

Media - Newspapers 1.0%
New York Times Company Class A                        13,100           517,450

Media - Periodicals 3.0%
PRIMEDIA, Inc. (b)                                    10,000           227,500
Readers Digest Association, Inc. Class A              32,200         1,279,950
                                                                    ----------
                                                                     1,507,450

Media - Radio/TV 2.6%
Viacom, Inc. Class B (b)                              19,242         1,312,064

Medical - Biomedical/Genetics 4.1%
Immunex Corporation (b)                                5,000           247,188
PE Corporation - Celera Genomics Group (b)            17,000         1,589,500
Sequenom, Inc. (b)                                     5,000           226,875
                                                                    ----------
                                                                     2,063,563

Medical - Drug/Diversified 1.1%
Abbott Laboratories                                   12,600           561,488

Medical - Ethical Drugs 2.2%
American Home Products Corporation                    18,400         1,081,000

Medical/Dental - Supplies 2.1%
Becton, Dickinson & Company                           37,000         1,061,437

Office Supplies Manufacturing 1.1%
Avery Dennison Corporation                             8,300           557,137

Oil & Gas - Field Services 2.8%
Schlumberger, Ltd                                     18,500         1,380,563

Oil & Gas - International Integrated 3.6%
Chevron Corporation                                   11,000           932,938
Exxon Mobil Corporation                               10,945           859,182
                                                                    ----------
                                                                     1,792,120

Oil & Gas - Production/Pipeline 3.2%
Enron Corporation                                     24,500         1,580,250

Real Estate Operations 0.1%
Vornado Operating, Inc. (b)                            4,020            31,156

Retail - Department Stores 2.8%
Federated Department Stores, Inc. (b)                 41,800         1,410,750

Retail - Major Discount Chains 1.4%
Wal-Mart Stores, Inc.                                 12,000           691,500

Retail - Miscellaneous/Diversified 2.5%
Blockbuster, Inc. Class A                            131,600         1,274,875

Telecommunications - Cellular 1.1%
AT&T Wireless Group (b)                               20,000           557,500

Telecommunications - Equipment 1.6%
Motorola, Inc.                                        15,000           435,938
Plantronics, Inc. (b)                                  3,300           381,150
                                                                    ----------
                                                                       817,088

Telecommunications - Services 8.3%
AT&T Corporation                                      48,350         1,529,069
Bell Atlantic Corporation (b)                          9,100           462,394
Broadwing, Inc. (b)                                   19,500           505,782
Montana Power Company                                 19,800           699,188
WorldCom, Inc. (b)                                    21,000           963,375
                                                                    ----------
                                                                     4,159,808

Utility - Gas Distribution 5.0%
Kinder Morgan, Inc.                                   73,100         2,526,519
------------------------------------------------------------------------------
Total Common Stocks (Cost $39,970,142)                              48,723,055
------------------------------------------------------------------------------

                                                            Shares or
                                                            Principal          Value
                                                               Amount         (Note 2)
----------------------------------------------------------------------------------------
Preferred Stocks 0.0%
Medical/Dental - Services
Fresenius Medical Care Holdings, Inc.
 Class D (b)                                                    8,500        $       246
----------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $0)                                                     246
----------------------------------------------------------------------------------------

Short-Term Investments (a) 2.5%
Commercial Paper
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                                $  233,900            233,900
Wisconsin Electric Power Company, 6.31%                     1,029,200          1,029,200
----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,263,100)                                 1,263,100
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Total Investments in Securities (Cost $41,233,242) 99.8%                      49,986,401
Other Assets and Liabilities, Net 0.2%                                           106,854
----------------------------------------------------------------------------------------
Net Assets 100.0%                                                            $50,093,255
========================================================================================

LEGEND
--------------------------------------------------------------------------------

(a) Short-term investments include any security which has a maturity of less than one year.

(b)  Non-income producing security.

Percentages are stated as a percent of net assets.

                      See Notes to Financial Statements.                       5

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

                                                             Strong Value
                                                                 Fund
                                                             ------------
Assets:
  Investments in Securities, at Value (Cost of $41,233,242)  $ 49,986,401
  Receivable for Securities Sold                                  456,390
  Receivable for Fund Shares Sold                                  42,512
  Dividends and Interest Receivable                                32,120
  Other Assets                                                     15,165
                                                             ------------
  Total Assets                                                 50,532,588

Liabilities:
  Payable for Securities Purchased                                419,979
  Accrued Operating Expenses and Other Liabilities                 19,354
                                                             ------------
  Total Liabilities                                               439,333
                                                             ------------
Net Assets                                                   $ 50,093,255
                                                             ============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)              $ 37,430,260
  Accumulated Net Investment Loss                                 (15,433)
  Undistributed Net Realized Gain                               3,925,269
  Net Unrealized Appreciation                                   8,753,159
                                                             ------------
  Net Assets                                                 $ 50,093,255
                                                             ============

Capital Shares Outstanding (Unlimited Number Authorized)        4,068,265

Net Asset Value Per Share                                    $      12.31
                                                             ============

6                     See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000 (Unaudited)

                                                          Strong Value
                                                              Fund
                                                          ------------
Income:
  Dividends (net of foreign withholding taxes of $150)    $   303,671
  Interest                                                     51,314
                                                          -----------
  Total Income                                                354,985

Expenses:
  Investment Advisory Fees                                    256,765
  Custodian Fees                                                3,540
  Shareholder Servicing Costs                                  64,480
  Reports to Shareholders                                      19,491
  Other                                                        26,762
                                                          -----------
  Total Expenses before Fees Paid Indirectly by Advisor       371,038
  Fees Paid Indirectly by Advisor (Note 3)                       (619)
                                                          -----------
  Expenses, Net                                               370,419
                                                          -----------
Net Investment Loss                                           (15,434)

Realized and Unrealized Gain (Loss):
  Net Realized Gain on:
    Investments                                             3,981,028
    Short Transactions                                         32,292
                                                          -----------
    Net Realized Gain                                       4,013,320
  Net Change in Unrealized Appreciation/Depreciation       (1,186,742)
                                                          -----------
Net Gain on Investments                                     2,826,578
                                                          -----------
Net Increase in Net Assets Resulting from Operations      $ 2,811,144
                                                          ===========

                      See Notes to Financial Statements.                       7

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Strong Value Fund
                                                                  -------------------------------
                                                                  Six Months Ended   Year Ended
                                                                    June 30, 2000   Dec. 31, 1999
                                                                  ----------------  -------------
                                                                     (Unaudited)
Operations:
  Net Investment Income (Loss)                                      $    (15,434)   $    270,834
  Net Realized Gain                                                    4,013,320      11,763,304
  Net Change in Unrealized Appreciation/Depreciation                  (1,186,742)    (13,605,810)
                                                                    ------------    ------------
  Net Increase (Decrease) in Net Assets Resulting from Operations      2,811,144      (1,571,672)

Distributions:
  From Net Investment Income                                              (7,977)       (277,238)
  From Net Realized Gains                                             (2,659,982)     (9,665,364)
                                                                    ------------    ------------
  Total Distributions                                                 (2,667,959)     (9,942,602)

Capital Share Transactions:
  Proceeds from Shares Sold                                           13,428,623      16,389,128
  Proceeds from Reinvestment of Distributions                          2,598,085       9,624,954
  Payment for Shares Redeemed                                        (24,482,882)    (47,444,095)
                                                                    ------------    ------------
  Net Decrease in Net Assets from Capital Share Transactions          (8,456,174)    (21,430,013)
                                                                    ------------    ------------
Total Decrease in Net Assets                                          (8,312,989)    (32,944,287)

Net Assets:
  Beginning of Period                                                 58,406,244      91,350,531
                                                                    ------------    ------------
  End of Period                                                     $ 50,093,255    $ 58,406,244
                                                                    ============    ============

Transactions in Shares of the Fund:
  Sold                                                                 1,070,330       1,105,116
  Issued in Reinvestment of Distributions                                207,847         772,501
  Redeemed                                                            (1,955,028)     (3,241,916)
                                                                    ------------    ------------
  Net Decrease in Shares of the Fund                                    (676,851)     (1,364,299)
                                                                    ============    ============

8                     See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

1.   Organization

     The Strong Value Fund is a diversified series of Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 2000.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income quarterly and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Fund may be designated as collateral on written options.

--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position.

     (J) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are credit worthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (K) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (L) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder record keeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Sloate, Weisman, Murray & Company, Inc. ("Sloate") manages the investments of Strong Value Fund under an agreement with the Advisor. Sloate is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at June 30, 2000, shareholder servicing and other expenses paid to the Advisor, transfer agency banking credits and unaffiliated directors' fees for the six months then ended, were $12,998, $64,802, $619 and $1,467, respectively.

--------------------------------------------------------------------------------

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2000, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than government securities, for the six months ended June 30, 2000 were $37,627,593 and $48,333,019, respectively. There were no purchases or sales of long-term government securities during the six months ended June 30, 2000.

6.   Income Tax Information

     At June 30, 2000, the cost of investments in securities for federal income tax purposes was $41,347,787. Net unrealized appreciation of securities was $8,638,614 consisting of gross unrealized appreciation and depreciation of $10,662,063 and $2,023,449, respectively.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG VALUE FUND
--------------------------------------------------------------------------------

                                                                                         Period Ended
                                                              -----------------------------------------------------------------
                                                                June 30,       Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                    2000/(b)/        1999         1998         1997         1996
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $     12.31    $     14.95    $   13.77     $  11.55    $   10.00

Income From Investment Operations:
   Net Investment Income                                               --           0.06         0.08         0.10         0.13
   Net Realized and Unrealized Gains (Losses) on Investments         0.68          (0.36)        1.97         2.86         1.55
-------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  0.68          (0.30)        2.05         2.96         1.68

Less Distributions:
   From Net Investment Income                                          --          (0.06)       (0.07)       (0.10)       (0.13)
   From Net Realized Gains                                          (0.68)         (2.28)       (0.80)       (0.64)     --
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              (0.68)         (2.34)       (0.87)       (0.74)       (0.13)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $     12.31    $     12.31    $   14.95     $  13.77    $   11.55
===============================================================================================================================

Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                      +5.4%          -2.0%       +15.2%       +25.9%       +16.8%
   Net Assets, End of Period (In Millions)                    $        50    $        58      $    91     $     94    $      55
   Ratio of Expenses to Average Net Assets without Fees
      Paid Indirectly by Advisor                                      1.4%*          1.4%         1.3%         1.3%         1.5%
   Ratio of Expenses to Average Net Assets                            1.4%*          1.4%         1.3%         1.3%         1.5%
   Ratio of Net Investment Income (Loss) to Average Net Assets       (0.1%)*         0.3%         0.5%         0.8%         1.5%
   Portfolio Turnover Rate                                           75.8%         103.8%        92.6%       103.0%        89.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2000 (unaudited).

12                    See Notes to Financial Statements.

                                   Directors

                               Richard S. Strong

                                Willie D. Davis

                                Stanley Kritzik

                                 Neal Malicky

                               Marvin E. Nevins

                                William F. Vogt


                                   Officers

                   Richard S. Strong, Chairman of the Board

             Stephen J. Shenkenberg, Vice President and Secretary

                    Elizabeth N. Cohernour, Vice President

                      Cathleen A. Ebacher, Vice President

                      Dennis A. Wallestad, Vice President

                      Thomas M.  Zoeller, Vice President

                           John W. Widmer, Treasurer

                     Rhonda K. Haight, Assistant Treasurer


                              Investment Advisor

                        Strong Capital Management, Inc.

                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                  Distributor

                           Strong Investments, Inc.

                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   Custodian

                              Firstar Bank, N.A.

                   P.O. Box 701, Milwaukee, Wisconsin 53201


                  Transfer Agent and Dividend-Disbursing Agent

                       Strong Capital Management, Inc.

                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                            Independent Accountants

                          PricewaterhouseCoopers LLP

             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                 Legal Counsel

                             Godfrey & Kahn, S.C.

              780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-1030, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.
Strong Investments, Inc. RT5441-0700


To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.eStrong.com

[LOGO HERE]    STRONG INVESTMENTS
               P.O. Box 2936
               Milwaukee, Wisconsin 53201